Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
Schedule of Claims Amounts of Submission for the Group
Described hereunder are the outstanding lawsuits against the Group, classified into groups with similar characteristics. The amounts presented below are calculated based on the claims amounts as of the date of their submission to the Group.

Group of claims	Exposure amount	Exposure amount for claims without an estimate of chance of success	Total
Consumer Claims	1,829 *	80	1,909
Other Claims	10	-	10
Total	1,839	80	1,919

* Including claims against the Group and other defendants together in a total amount of approximately ILS 700 million, without the Group noting the separate claim amount, and two additional claims against the Group and other defendants, while the amount being claimed from the Group was estimated by the plaintiffs at ILS 6 million.

** Following the reporting period, three claims and motions for approval as class actions were filed against the Group, totalling approximately NIS 238 million, at this preliminary stage their prospects of success cannot be estimated.

Schedule of Contingent Liabilities
Described hereunder the number of amount of the claims broken down by amount of the claim:

Claim amount	Number of claims	Total claims amount (ILS millions)
Up to ILS 100 million *	42	658
ILS 100-500 million	2	555
Unquantified claims	17	-
Against the Group and other defendants together without specifying the amount claimed from the Group	2	700
Against the Group and other defendants together, in which the amount claimed from the Group has been quantified	2	6
Unquantified claims against the Group and other defendants	7	-

* Including 26 claims filed against the Group by employees, subcontractors, suppliers, authorities and others as of December 31, 2020, with a total amount of approximately ILS 10 million.